UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to Rule 14a-12

Harleysville National Corporation

(Name of Registrant as Specified In Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Forward Looking Statements

Except for historical information, all other information in this filing consists of forward-looking statements. These forward-looking statements involve a number of risks, uncertainties and other factors that may cause actual results to be materially different from those expressed or implied in the forward-looking statements. Important factors that could cause the statements made to differ include that the transaction is subject to a number of conditions and approvals. Other important factors are discussed under the caption “Forward-Looking Statements” in the Company’s Form 10-K Annual Report for the year ended December 31, 2008 and in subsequent filings made prior to or after the date hereof.

The proposed merger transaction involving Harleysville National Corporation and First Niagara Financial Group, Inc. will be submitted to Harleysville National Corporation’s shareholders for their consideration. Shareholders are encouraged to read the proxy statement/prospectus regarding the proposed transaction when it becomes available because it will contain important information. Shareholders will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about Harleysville National Corporation and First Niagara Financial Group, Inc., without charge, at the SEC’s Internet site (http://www.sec.gov). Copies of the proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the proxy statement/prospectus can also be obtained, when available, without charge, by directing a request to Harleysville National Corporation, Attn: Shareholder Services, 483 Main Street, P.O. Box 195, Harleysville, PA 19438-0195, (215) 256-8851 or (800) 423-3955

Harleysville National Corporation, First Niagara Financial Group, Inc., their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Harleysville National Corporation’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2008, which was filed with the Securities and Exchange Commission on March 13, 2009, and its notice of annual meeting and proxy circular for its most recent annual meeting, which was filed with the Securities and Exchange Commission on March 24, 2009. Information regarding First Niagara Financial Group, Inc.’s directors and executive officers is available in First Niagara Financial Group, Inc.’s proxy statement for its most recent annual meeting, which was filed with the Securities and Exchange Commission on March 24, 2009. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

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The following is a poster that will be placed in a number of branches of Harleysville National Bank today.

Grounded in community.

Growing in yours.

First Niagara bank is coming to Southeastern Pennsylvania.

First Niagara Bank is pleased to be acquiring Harleysville National Corporation, the holding company of Harleysville National Bank and East Penn Bank. And we’re eager to be part of your community with its rich history and promising future.

Despite the economic challenges our industry faces, we’ve remained strong. How do we do it? By sticking to a strategy that has worked for us for almost 140 years: staying focused, being disciplined and executing efficiently.

We do that with our customer-first philosophy, working with you one at a time. Listening to your needs. And providing you with a diverse range of products and services to help you reach your financial goals.

Over the coming weeks and months, you’ll hear much more about us. For now, it’s business as usual. We’re excited about getting to know you and supporting our new community.

Sincerely,

John r. Koelmel
President and Chief Executive Officer
First Niagara

The power to get more out of your money. The power of First Niagara.

MEMBER FDIC

First Niagara will file a registration statement, a proxy statement/prospectus and other relevant documents concerning the proposed transaction with the Securities and Exchange Commission (the “SEC”). Shareholders are urged to read the registration statement and the proxy statement/prospectus when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about First Niagara and Harleysville National Corporation, at the SEC’s Internet site (http://www.sec.gov). Copies of the proxy statement/prospectus to be filed by First Niagara also can be obtained, when available and without charge, by directing a request to First Niagara Financial Group, Inc., Attention: Anthony M. Alessi, Investor Relations, 6950 South Transit Road, P.O. Box 514, Lockport, New York, (716) 625-7692, or to Harleysville National Corporation, Attention: Liz Chemnitz, 483 Main Street, P.O. Box 195, Harleysville, PA 19438, (888) 462-2100.

Harleysville National Corporation, First Niagara and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Harleysville National Corporation in connection with the acquisition. Information about the directors and executive officers of Harleysville National Corporation and their ownership of Harleysville National Corporations common stock is set forth in Harleysville National Corporations’ most recent proxy statement as filed with the SEC, which is available at the SEC’s Internet site (http://www.sec.gov) and at Harleysville National Corporations’ address in the preceding paragraph. Information about the directors and executive officers of First Niagara is set forth in First Niagara’s most recent proxy statement filed with the SEC and available at the SEC’s Internet site and from First Niagara at the address set forth in the preceding paragraph. Additional information regarding the interests of these participants may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available.

Proposed transaction is subject to regulatory approval.